Exhibit 10.39
AMENDMENT TO
AGREEMENTS AND PLANS OF MERGER
          This AMENDMENT TO AGREEMENTS AND PLANS OF MERGER (this “Amendment”) is entered into as of October 8, 2010, by and among Younan Properties, Inc., a Maryland corporation (the “REIT”), Younan Properties, L.P., a Maryland limited partnership (the “Operating Partnership”), Younan Properties, Inc., a California corporation (“YPI”), Younan Investment Properties, L.P., a Delaware limited partnership (“YIP”), each of the entities set forth on Exhibit A hereto (the “YPI Asset Entities”) and each of the entities set forth on Exhibit B hereto (the “Merger Subs”). The REIT, the Operating Partnership, YPI, YIP and the YPI Asset Entities are referred to herein from time to time individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Agreements (as defined below).
RECITALS
          WHEREAS, the REIT intends to proceed with an initial public offering (the “IPO”) of the REIT Shares;
          WHEREAS, in connection with the IPO, the Parties have entered into one or more of the Agreements and Plans of Merger set forth on Exhibit C hereto (the “Agreements”), pursuant to which the REIT will consolidate the ownership of a portfolio of office and certain other properties currently owned, directly or indirectly, by the YPI Asset Entities and managed by YPI, YIP or another affiliate of YPI;
          WHEREAS, each of the Agreements provides for an “Allocable Percentage” that will be used in the calculation of the consideration payable to each of YPI, YIP and the owners of the YPI Asset Entities in connection with the consummation of the Formation Transactions and the IPO;
          WHEREAS, the Operating Partnership has determined to exclude the following YPI Asset Entities, YPI 1010 Lamar, LLC, a Delaware limited liability company and One Graystone GP, LLC, a Texas limited liability company (collectively the “Excluded Entities”), from the Formation Transactions as permitted by the terms of the relevant Agreements, which will result in the recalculation of the “Allocable Percentage” pursuant to each of the Agreements;
          WHEREAS, Zaya S. Younan and his affiliates who collectively own 100% of the shares of capital stock of YPI and 100% of the equity interests in YIP have agreed to reduce to zero the value to be allocated to the management business of YPI and YIP in connection with the Formation Transactions and the IPO so as to increase the entity value of certain of the YPI Asset Entiites;
          WHEREAS, no person other than Zaya S. Younan and his affiliates will suffer any economic detriment from this Amendment;
          WHEREAS, each of the parties hereto (including YPI and YIP) agree to the reduction of the “Allocable Percentages” attributable to the management business of YPI and

YIP to zero and to the recalculation of the new Allocable Percentages as set forth in Appendix B to Schedule II (the “Allocation Schedule”);
          WHEREAS, each Party hereto has determined it to be in its best interest to amend the Allocation Schedule attached to each Agreement pursuant to this Amendment to reflect the changes in the Allocable Percentages set forth therein; and
          WHEREAS, Section 8.16 of each Agreement provides that the Agreements may be amended by appropriate instrument prior to the Effective Time (as defined in each Agreement).
          NOW, THEREFORE, in consideration of the respective covenants and promises contained herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:
     1. Amendment of Appendix B to Schedule II. The Allocation Schedule of each Agreement is deleted in its entirety and replaced with the appendix set forth on Exhibit D hereto. All references to “Allocable Percentage” in the Agreements shall mean the amount reflected under the heading “Adjusted Allocable Percentage” of Exhibit D hereto.
     2. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, regardless of any laws that might otherwise govern under applicable principles of conflicts of laws thereof.
     3. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument.
     4. Full Force and Effect. Each Party confirms that the Agreements are in full force and effect and remains a binding obligation of the Parties.
     5. No Obligation for Other Amendments. This Amendment is intended to be a part of, and will serve as a valid, written amendment to, each Agreement. Except as otherwise set forth in this Amendment, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect, and this Amendment will not operate as an extension or waiver by the Parties of any other condition, covenant, obligation, right, power or privilege under any Agreement. This Amendment relates only to the specific matters covered herein, and shall not be considered to create a course of dealing or to otherwise obligate either Party to execute similar amendments or grant any waivers under the same or similar circumstances in the future.
[Signature pages follow]

2

          IN WITNESS WHEREOF, the Parties have executed this Amendment to the Agreements as of the date first above written.

YOUNAN PROPERTIES, INC. a Maryland corporation

By: Name:	Zaya S. Younan
Title:	President

YOUNAN PROPERTIES, L.P. a Maryland limited partnership

By:	Younan Properties, Inc.
a Maryland corporation
Its General Partner

By:

Name:	Zaya S. Younan
Title:	President

YOUNAN PROPERTIES, INC. a California corporation

By:

Name:	Zaya S. Younan
Title:	President

YOUNAN INVESTMENT PROPERTIES, L.P. a Delaware limited partnership

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:

Name:	Zaya S. Younan
Title:	President

YGH INVESTMENTS LLC a California limited liability company

By:

Name:	Zaya S. Younan
Title:	Managing Member
Signature Page to Merger Agreement Amendment

YPI 9801 WESTHEIMER FUND LLC a Delaware limited liability company

By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Manager

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:

Name:	Zaya S. Younan
Title:	President

YOUNAN TOWER FUND LLC a Delaware limited liability company

By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Managing Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:

Name:	Zaya S. Younan
Title:	President
Signature Page to Merger Agreement Amendment

YPI ONE DALLAS CENTRE MM LLC a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Manager

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President

YPI ONE DALLAS CENTRE FUND LLC a Delaware limited liability company

By:	YPI One Dallas Centre MM LLC a Delaware limited liability company Its Manager

	By:	Younan Investment Properties, L.P. a Delaware limited partnership Its Manager

		By:	Younan Properties, Inc. a California corporation Its General Partner

By:

			Name:	Zaya S. Younan
			Title:	President
Signature Page to Merger Agreement Amendment

YPI THANKSGIVING TOWER FUND LLC a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Managing Member

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President

YPI CD PORTFOLIO PROPERTIES LLC a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Manager

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President
Signature Page to Merger Agreement Amendment

YPI ONE NORTH ARLINGTON FUND LLC a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Managing Member

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President

5401-5407 TRILLIUM LLC a Delaware limited liability company

By:	Younan Properties, LLC a California limited liability company Its Manager

	By:	Younan Properties, Inc. a California corporation Its Sole Member

By:

		Name:	Zaya S. Younan
		Title:	President

YGAZ LLC a California limited liability company

By:

Name:	Zaya S. Younan
Title:	Managing Member
Signature Page to Merger Agreement Amendment

YPI S/WL LLC a Delaware limited liability company

By:

Name:	Zaya S. Younan
Title:	Member

YPI EMBASSY PLAZA LLC a Delaware limited liability company

By:	Younan Investment Properties, L.P. a Delaware limited partnership Its Manager

	By:	Younan Properties, Inc. a California corporation Its Sole Member

		By: Name:	Zaya S. Younan
		Title:	President

YPI CENTRAL EXPRESSWAY HOLDING, L.P. a Delaware limited partnership

By:	YPI Central Expressway Holding GP, LLC a Delaware limited liability company Its General Partner

	By:	Younan Investment Properties, L.P. a Delaware limited partnership Its Managing Member

		By:	Younan Properties, Inc. a California corporation Its General Partner

			By: Name:	Zaya S. Younan
			Title:	President
Signature Page to Merger Agreement Amendment

YPI PARK CENTRAL HOLDING, L.P. a Delaware limited partnership

By:	YPI Park Central Holding GP, LLC a Delaware limited liability company Its General Partner

	By:	Younan Investment Properties, L.P. a Delaware limited partnership Its Managing Member

		By:	Younan Properties, Inc. a California corporation Its General Partner

			By: Name:	Zaya S. Younan
			Title:	President
Signature Page to Merger Agreement Amendment

YP KPMG CENTRE OWNER, LLC a Delaware limited liability company

By:	YP KPMG Centre Mezz Borrower, LLC a Delaware limited liability company Its Managing Member

	By:	YP KPMG Centre, LP a Delaware limited partnership Its Sole Member

		By:	YP KPMG Centre, G.P., LLC a Delaware limited liability company Its General Partner

			By:	Younan Investment Properties, L.P. a Delaware limited partnership Its Sole Member

				By:	Younan Properties, Inc. a California corporation Its General Partner

					By: Name:	Zaya S. Younan
					Title:	President
Signature Page to Merger Agreement Amendment

YPI 4851 LBJ FUND, L.P.
a Delaware limited partnership

By:	YPI 4851 LBJ, GP, LLC a Delaware limited liability company Its General Partner

	By:	Younan Investment Properties, L.P. a Delaware limited partnership Its Sole Member

		By:	Younan Properties, Inc. a California corporation Its General Partner

By:

			Name:	Zaya S. Younan
			Title:	President

YPI NORFOLK TOWER PARTNERS, L.P.
a Texas limited partnership

By:	YPI Norfolk Tower GP, Inc. a Texas corporation Its General Partner

By:

Name:	Zaya S. Younan
Title:	President

YPI TWO WESTLAKE PARK, LLC
a Delaware limited liability company

By:	Younan Investment Properties, L.P. a Delaware limited partnership Its Sole Member

	By:	Younan Properties, Inc. a California corporation Its Sole Member

By:

		Name:	Zaya S. Younan
		Title:	President
Signature Page to Merger Agreement Amendment

YPI NORTH BELT PORTFOLIO, LLC
a Delaware limited liability company

By:	Younan Investment Properties, L.P. a Delaware limited partnership Its Manager

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President

YPI 555 ST. CHARLES FUND LLC
a Delaware limited liability company

By:

Name:	Zaya S. Younan
Title:	Manager

5959 TOPANGA FUND, LLC
a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Managing Member

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President
Signature Page to Merger Agreement Amendment

YPI 1010 LAMAR, LLC a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Managing Member

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President

ONE GRAYSTONE GP, LLC
a Texas limited liability company

By:

Name:	Zaya S. Younan
Title:	Sole Member

ONE GRAYSTONE GP MERGER SUB LLC
a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Sole Member

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President
Signature Page to Merger Agreement Amendment

YPI EMBASSY PLAZA MERGER SUB LLC
a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Sole Member

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President

YPI CENTRAL EXPRESSWAY HOLDING MERGER SUB LLC
a Delaware limited liability company

By:	Younan Investment Properties L.P. a Delaware limited partnership Its Sole Member

	By:	Younan Properties, Inc. a California corporation Its General Partner

By:

		Name:	Zaya S. Younan
		Title:	President
Signature Page to Merger Agreement Amendment

YPI PARK CENTRAL HOLDING MERGER SUB LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

YP KPMG CENTRE OWNER MERGER SUB LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

Signature Page to Merger Agreement Amendment

YPI 4851 LBJ FUND MERGER SUB LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

YPI NORFOLK TOWER PARTNERS MERGER SUB LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

Signature Page to Merger Agreement Amendment

YPI TWO WESTLAKE PARK MERGER SUB LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

YPI 1010 LAMAR MERGER SUB, LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

Signature Page to Merger Agreement Amendment

YPI NORTH BELT PORTFOLIO MERGER SUB LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

YPI 555 ST. CHARLES FUND MERGER SUB LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

Signature Page to Merger Agreement Amendment

5959 TOPANGA FUND MERGER SUB LLC a Delaware limited liability company
By:	Younan Investment Properties L.P.
a Delaware limited partnership
Its Sole Member

By:	Younan Properties, Inc.
a California corporation
Its General Partner

By:
Name:	Zaya S. Younan
Title:	President

Signature Page to Merger Agreement Amendment

EXHIBIT A
YPI ASSET ENTITIES

1.	5959 Topanga Fund LLC
2.	YPI 555 St Charles Fund LLC
3.	YPI North Belt Portfolio LLC
4.	YPI Two Westlake Park LLC
5.	YPI Norfolk Tower Partners LP
6.	YPI 4851 LBJ Fund LP
7.	YP KPMG Centre Owner LLC
8.	YPI Park Central Holding LP
9.	YPI Central Expressway Holding LP
10.	YPI Embassy Plaza LLC
11.	YGH Investments LLC
12.	YPI 9801 Westheimer Fund LLC
13.	Younan Tower Fund LLC
14.	YPI One Dallas Centre MM LLC
15.	YPI One Dallas Centre Fund LLC
16.	YPI Thanksgiving Tower Fund LLC
17.	YPI CD Portfolio Properties LLC
18.	YPI One North Arlington Fund LLC
19.	5401-5407 Trillium LLC
20.	YGAZ LLC
21.	YPI S/WL LLC

EXHIBIT B
MERGER SUBS

1.	One Graystone GP Merger Sub, LLC
2.	YPI Embassy Plaza Merger Sub, LLC
3.	YPI Central Expressway Holding Merger Sub, LLC
4.	YPI Park Central Holding Merger Sub, LLC
5.	YP KPMG Centre Owner Merger Sub, LLC
6.	YPI 4851 LBJ Fund Merger Sub, LLC
7.	YPI Norfolk Tower Partners Merger Sub, LLC
8.	YPI Two Westlake Park Merger Sub, LLC
9.	YPI 1010 Lamar Merger Sub, LLC
10.	YPI North Belt Portfolio Merger Sub, LLC
11.	YPI 555 St. Charles Fund Merger Sub, LLC
12.	5959 Topanga Fund Merger Sub, LLC

EXHIBIT C
AGREEMENTS
1.	Agreement and Plan of Merger dated as of April 8, 2010, by and among Younan Properties, Inc., a California Corporation, and the Company.

2.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, Younan Investment Properties, L.P., a Delaware limited partnership, and the parties set forth on Schedule I thereto.

3.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, One Graystone GP Merger Sub LLC, a Delaware limited liability company and One Graystone GP, LLC, a Texas limited liability company.

4.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI Embassy Plaza Merger Sub LLC, a Delaware limited liability company and YPI Embassy Plaza, LLC, a Delaware limited liability company.

5.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI Central Expressway Holding Merger Sub LLC, a Delaware limited liability company and YPI Central Expressway Holding, L.P., a Delaware limited partnership.

6.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI Park Central Holding Merger Sub LLC, a Delaware limited liability company and YPI Park Central Holding, L.P., a Delaware limited partnership.

7.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YP KPMG Centre Owner Merger Sub LLC, a Delaware limited liability company and YP KPMG Centre Owner, LLC, a Delaware limited liability company.

8.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI 4851 LBJ Fund Merger Sub LLC, a Delaware limited liability company and YPI 4851 LBJ Fund, L.P., a Delaware limited partnership.

9.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI Norfolk Tower Partners Merger Sub LLC, a Delaware limited liability company and YPI Norfolk Tower Partners, L.P., a Texas limited partnership.

10.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI Two Westlake Park Merger Sub LLC, a Delaware limited liability company and YPI Two Westlake Park, LLC, a Delaware limited liability company.

11.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI 1010 Lamar Merger Sub LLC, a Delaware limited liability company and YPI 1010 Lamar, LLC, a Delaware limited liability company.

12.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI North Belt Portfolio Merger Sub LLC, a Delaware limited liability company and YPI North Belt Portfolio, LLC, a Delaware limited liability company.

13.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, YPI 555 St. Charles Fund Merger Sub LLC, a Delaware limited liability company and YPI 555 St. Charles Fund, LLC, a Delaware limited liability company.

14.	Agreement and Plan of Merger dated as of April 8, 2010, by and among the Operating Partnership, 5959 Topanga Fund Merger Sub LLC, a Delaware limited liability company and 5959 Topanga Fund, LLC, a Delaware limited liability company.

EXHIBIT D
APPENDIX B TO SCHEDULE II
See Attached.

APPENDIX B

		Allocable Percentage After
		Recalculation for Exclusion
	Original Allocable	of the Excluded Entities	Adjusted Allocable
Younan Entity	Percentage	pursuant to the Agreements	Percentages

YPI CD Portfolio Properties, LLC	15.9%	16.6603	16.6603
YPI Thanksgiving Tower Fund, LLC	8.1	8.5549	11.5549
YPI Central Expressway Holding, L.P.	6.3	6.6104	6.6104
YPI Park Central Holding, L.P.	4.6	4.8051	6.6913
YPI Two Westlake Park, LLC	6.5	6.7900	6.7900
YGH Investments, LLC	2.0	2.1407	2.1407
YP KPMG Centre Owner, LLC	6.2	6.4941	7.4941
YPI S/WL LLC	3.1	3.2221	3.2221
YPI Norfolk Tower Partners, L.P.	2.4	2.4896	3.4896
YPI 1010 Lamar, LLC	3.6	0.0000	0.0000
YPI 4851 LBJ Fund, L.P.	1.7	1.7632	3.7632
YPI North Belt Portfolio, LLC	3.2	3.3161	5.3161
Younan Tower Fund, LLC	2.3	2.4125	3.4125
YPI 9801 Westheimer Fund, LLC	0.9	0.9873	0.9873
YGAZ, LLC	0.2	0.2113	0.2113
Younan Investment Properties, L.P.*	1.6	1.7139	1.7139
YPI One North Arlington Fund, LLC	1.7	1.8318	1.8318
5401-5407 Trillium, LLC	0.4	0.4163	0.4163
YPI 555 St. Charles Fund, LLC	2.6	2.7819	6.7819
One Graystone GP, LLC	1.2	0.0000	0.0000
YPI One Dallas Centre MM, LLC	1.4	1.4806	2.2584
YPI One Dallas Centre Fund, LLC	2.2	2.3267	3.5489

		Allocable Percentage After
		Recalculation for Exclusion
	Original Allocable	of the Excluded Entities	Adjusted Allocable
Younan Entity	Percentage	pursuant to the Agreements	Percentages

YPI Embassy Plaza, LLC	1.0	1.0523	2.0523
5959 Topanga Fund, LLC	1.3	1.3527	3.0527
Younan Investment Properties, L.P. (management business only)**	5.1	5.3566	0.0000
Younan Properties, Inc.(management business only)***	14.5	15.2296	0.0000

Total	100.0%	100.0%	100.0%

*	Relates to a 100% interest in the Meridian Property held by YPI Meridian Partners LP

**	The Adjusted Allocable Percentage excludes the indirect percentage share of Younan Investment Properties L.P. allocable to its economic interest in a number of the target entities listed above. Such percentage shares are in addition to the adjusted allocable percentage of sponsors’ equity allocable to Younan Investment Properties L.P. with respect to the business of managing properties owned by the target entities listed above. Both the direct percentage of value allocable to such management business and the indirect percentages of value allocable to such other target entities in which Younan Investment Properties LP has an economic interest will be paid to the owners of Younan Investment Properties LP pursuant to the YIP Merger Agreement.

***	The Adjusted Allocable Percentage excludes the indirect percentage share of Younan Properties, Inc. allocable to its economic interest in a number of the target entities listed above. Such percentage shares are in addition to the adjusted allocable percentage of sponsors’ equity allocable to Younan Properties, Inc. with respect to the business of managing properties owned by the target entities listed above. Both the direct percentage of value allocable to such management business and the indirect percentages of value allocable to such other target entities in which Younan Investment Properties LP has an economic interest will be paid to the owners of Younan Properties, Inc. pursuant to the YPI Merger Agreement.